Forward Air Corporation
Historical Operating Data - Unaudited

	2014
	March 31	June 30	September 30	December 31	Average

Expedited LTL
Average linehaul pounds per week (1)
(in thousands)	35,057	36,965	37,877	39,883	37,445
Number of terminals - Company-operated	66	66	66	66	66
Number of terminals - agent	22	22	22	22	22
Number of terminals - total	88	88	88	88	88
Average tractors - Company	230	222	217	210	220
Average leased tractors - Company	1	1	1	1	1
Average leased straight trucks - Company	1	1	1	1	1
Average tractors - owner-operator	753	789	781	769	773
Average tractors - total	985	1,013	1,000	981	995
Average trailers	3,114	3,481	3,479	3,479	3,388

Pool Distribution
Number of terminals - Company-operated	19	19	19	21	20
Number of terminals - agent	5	5	5	8	6
Number of terminals - total	24	24	24	29	26
Average tractors - Company	57	57	60	61	59
Average leased tractors - Company	2	—	4	4	3
Average straight trucks & vans - Company	162	162	161	158	161
Average leased straight trucks - Company	21	18	17	16	18
Average tractors - owner-operator	88	82	84	85	85
Average straight trucks & vans - owner-operator	74	69	78	91	78
Average tractors - total	404	388	404	415	404
Average trailers	126	126	126	126	126

Truckload Expedited
Average tractors - Company	77	77	74	70	75
Average tractors - owner-operator	194	171	169	161	174
Average tractors - total	271	248	243	231	248
Average trailers	92	114	119	119	111

(1) Includes pounds associated with linehaul shipments only.

Forward Air Corporation
Historical Operating Data - Unaudited

	2015
	March 31	June 30	September 30	December 31	Average

Expedited LTL
Average linehaul pounds per week (1)
(in thousands)	41,262	50,803	48,208	48,530	46,787
Number of terminals - Company-operated	74	74	73	72	74
Number of terminals - agent	17	17	17	19	17
Number of terminals - total	91	91	90	91	91
Average tractors - Company	307	271	265	332	294
Average leased tractors - Company	72	73	73	66	71
Average leased straight trucks - Company	22	22	22	19	21
Average tractors - owner-operator	1,344	1,145	1,090	1,030	1,152
Average tractors - total	1,745	1,511	1,450	1,447	1,538
Average trailers	3,731	3,669	3,660	3,924	3,746
Average leased trailers	1,057	1,012	1,015	1,089	1,043
Average trailers - total	4,788	4,681	4,675	5,013	4,789

Pool Distribution
Number of terminals - Company-operated	19	20	20	20	20
Number of terminals - agent	10	9	9	9	9
Number of terminals - total	29	29	29	29	29
Average tractors - Company	65	62	62	64	63
Average leased tractors - Company	—	—	7	45	13
Average straight trucks & vans - Company	156	180	177	159	168
Average leased straight trucks - Company	15	16	24	23	20
Average tractors - owner-operator	91	87	82	104	91
Average straight trucks & vans - owner-operator	81	100	118	126	106
Average tractors - total	408	445	470	521	461
Average trailers	126	126	126	73	113

Truckload Expedited
Average tractors - Company	83	72	84	84	81
Average tractors - owner-operator	242	298	378	395	328
Average tractors - total	325	370	462	479	409
Average trailers	96	122	122	119	115

(1) Includes pounds associated with linehaul shipments only.

Forward Air Corporation
Historical Operating Data - Unaudited

	2016
	March 31	June 30	Average

Expedited LTL
Average linehaul pounds per week (1)
(in thousands)	44,041	47,346	45,694
Number of terminals - Company-operated	72	72	72
Number of terminals - agent	19	19	19
Number of terminals - total	91	91	91
Average tractors - Company	330	294	312
Average leased tractors - Company	62	30	46
Average leased straight trucks - Company	17	1	9
Average tractors - owner-operator	1,020	989	1,005
Average tractors - total	1,429	1,314	1,372
Average trailers	4,103	4,248	4,176
Average leased trailers	1,012	1,011	1,012
Average trailers - total	5,115	5,259	5,188

Pool Distribution
Number of terminals - Company-operated	20	19	20
Number of terminals - agent	9	9	9
Number of terminals - total	29	28	29
Average tractors - Company	64	67	66
Average leased tractors - Company	45	19	32
Average straight trucks & vans - Company	151	146	149
Average leased straight trucks - Company	23	72	48
Average tractors - owner-operator	91	84	88
Average straight trucks & vans - owner-operator	118	118	118
Average tractors - total	492	506	501
Average trailers	73	73	73

Truckload Expedited
Average tractors - Company	84	84	84
Average tractors - owner-operator	360	329	345
Average tractors - total	444	413	429
Average trailers	119	97	108

(1) Includes pounds associated with linehaul shipments only.